May 14, 1997



Mr. Steven Vick, President
Sterling House Corporation
453 S. Webb Road, Suite 500
Wichita, KS 67207

Dear Steven:

This letter will serve as an amendment to the commitment Letter dated April 3, 1996 for Phases IV and V of the Line of Credit.

1.	Effective Date.  These amendments will be effective for all Phase IV and
Phase V financings except for the first two Phase IV financings,including
Troy, Ohio.

2.	Permanent Financings.

	(A)	Permanent Rate Spread.  The permanent rates spread will be 345
		bps.

	(B)	Commitment Fee.  The commitment fee for the permanent financings
		will be waived.

	(C)	Legal Fees of Health Care REIT, Inc.  The legal fees of Health
		Care REIT, Inc. will be capped at $10,000 per financing.

3.	Construction Financings.

	(A)	Construction Commitment Fee.  The construction commitment fee will
		be .50%.

	(B)	Construction Rate Spread.  The construction rate spread will be
		200 bps over the prime rate as reported in the Wall Street
	Journal.

Except as modified above, all other terms and conditions of the Commitment Letter will remain in effect. Please acknowledge your acceptance of the foregoing terms by signing a copy of this letter and sending it to me by 5:00 eastern time on May 31, 1997.

Sincerely,					STERLING HOUSE CORPORATION

HEALTH CARE REIT, INC.
						/s/  Steven Vick
						Steven Vick, President

/s/  Raymond W. Braun
Raymond W. Braun
Chief Operating Officer